UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21940

EIP Investment Trust

(Exact name of registrant as specified in charter)

c/o Energy Income Partners, LLC

49 Riverside Avenue

Westport, CT 06880

(Address of principal executive offices) (Zip code)

Linda Longville

c/o Energy Income Partners, LLC

49 Riverside Avenue

Westport, CT 06880

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-349-8232

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

EIP Growth and Income Fund	March 31, 2012
Schedule of Investments (unaudited)

Par Value		Fair Value
CORPORATE NOTES AND BONDS – 6.87%†

	Credit - Miscellaneous Business – 6.87%†
$3,000,000	General Electric Capital Corp., MTN
	0.669%, 01/08/16 (a) (b)	$2,875,296

	Total Corporate Notes and Bonds (Cost $3,001,775)	2,875,296

U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 61.66%†

	Federal Home Loan Bank – 2.42%†
	Federal Home Loan Bank
1,000,000	1.625%, 03/20/13 (a)	1,013,641

	Federal Home Loan Mortgage – 25.08%†
	Federal Home Loan Mortgage, MTN
2,000,000	0.181%, 11/02/12 (a) (b)	2,000,650
	Federal Home Loan Mortgage, MTN
8,500,000	0.191%, 02/04/13 (a) (b)	8,503,961

		10,504,611

	Federal National Mortgage Association – 28.68%†
	Federal National Mortgage Association
12,000,000	0.380%, 09/13/12 (a) (b)	12,011,220

	Federal Farm Credit Bank – 5.48%†
	Federal Farm Credit Bank
2,300,000	0.400%, 09/26/13 (a)	2,297,199

	Total U.S. Government and Agency Obligations (Cost $25,812,408)	25,826,671

Shares
MASTER LIMITED PARTNERSHIPS – 38.85%†

	Consumer Cyclicals – 1.52%†
15,700	AmeriGas Partners, LP	636,164
	Energy – 35.74%†
11,400	Alliance Holdings GP, LP	496,470
17,200	Alliance Resource Partners, LP	1,033,720
20,267	Buckeye Partners, LP	1,239,935
8,400	El Paso Pipeline Partners, LP	293,076
25,100	Energy Transfer Equity, LP	1,011,530
54,469	Enterprise Products Partners, LP	2,749,050
5,000	EV Energy Partners, LP	347,950
12,779	Holly Energy Partners, LP	780,030
500	Magellan Midstream Partners, LP	36,170
10,000	Natural Resource Partners, LP	239,900
24,750	NuStar Energy, LP	1,462,230
34,900	NuStar GP Holdings, LLC	1,208,238
8,700	Oiltanking Partners, LP	267,264
3,086	ONEOK Partners, LP	168,712
5,000	Plains All American Pipeline, LP	392,250
17,000	Spectra Energy Partners, LP	543,150
35,613	Sunoco Logistics Partners, LP	1,346,527
15,609	TC Pipelines, LP	701,781
13,900	Transmontaigne Partners, LP	483,164
3,000	Williams Partners, LP	169,770

		14,970,917

Shares		Fair Value
MASTER LIMITED PARTNERSHIPS (continued)

	Industrial – 1.59%†
17,000	Teekay LNG Partners, LP	$665,720

	Total Master Limited Partnerships (Cost $11,866,486)	16,272,801

UNITED STATES COMMON STOCKS – 16.53%†

	Energy – 7.50%†
35,000	El Paso Corp.	1,034,250
37,774	Enbridge Energy Management, LLC (c)	1,202,724
21,000	Kinder Morgan, Inc.	811,650
3,000	Williams Companies, Inc.	92,430

		3,141,054

	Finance – 2.02%†
47,600	MLP & Strategic Equity Fund (d)	847,280

	Utilities – 7.01%†
10,000	Dominion Resources, Inc.	512,100
2,000	Exelon Corp.	78,420
15,000	National Grid PLC, Sponsored ADR	757,200
7,000	NextEra Energy, Inc.	427,560
10,000	NiSource, Inc.	243,500
4,000	Northeast Utilities	148,480
6,000	Sempra Energy	359,760
15,000	UGI Corp.	408,750

		2,935,770

	Total United States Common Stocks (Cost $5,174,432)	6,924,104

CANADIAN COMMON STOCKS – 6.09%†

	Energy – 1.28%†
16,000	Pembina Pipeline Corp.	452,033
8,000	PHX Energy Services Corp.	81,728

		533,761

	Finance – 1.41%†
27,500	Enbridge Income Fund Holdings, Inc.	590,005

	Utilities – 3.40%†
8,000	Atco Ltd, Class I	560,950
6,000	Emera, Inc.	203,980
16,000	Keyera Corp.	659,923

		1,424,853

	Total Canadian Common Stocks (Cost $1,811,345)	2,548,619

Total Investments – 130.00%† (Cost $47,666,446)*		54,447,491

See accompanying Notes to Schedule of Investments.

EIP Growth and Income Fund	March 31, 2012
Schedule of Investments (unaudited) – continued

Principal		Fair Value
REVERSE REPURCHASE AGREEMENTS (e) – (64.04)%†
$ (2,100,000)	With Credit Suisse for Federal Farm Credit Bank, 0.18% dated 03/30/12, to be repurchased at $2,100,032 on 04/02/12	$(2,100,000)
(950,000)	With Credit Suisse for Federal Home Loan Bank, 0.25% dated 03/30/12, to be repurchased at $950,020 on 04/02/12	(950,000)
(1,900,000)	With Credit Suisse for Federal Home Loan Mortgage, 0.25% dated 03/30/12, to be repurchased at $1,900,040 on 04/02/12	(1,900,000)
(8,073,652)	With Credit Suisse for Federal Home Loan Mortgage, MTN, 0.25% dated 03/30/12, to be repurchased at $8,073,820 on 04/02/12	(8,073,652)
(11,400,000)	With Credit Suisse for Federal National Mortgage Association, 0.25% dated 03/30/12, to be repurchased at $11,400,237 on 04/02/12	(11,400,000)
(2,400,000)	With Credit Suisse for General Electric Capital Corp., MTN, 0.75% dated 03/30/12, to be repurchased at $2,400,150 on 04/02/12	(2,400,000)

	Total Reverse Repurchase Agreements (Cost $(26,823,652))	(26,823,652)

Total Investments and Reverse Repurchase Agreements –65.96%† (Cost $20,842,794)		27,623,839

Other Assets in excess of Liabilities – 34.04%†		14,257,906

Net Assets – 100.00%†		$41,881,745

†	Percentages are calculated based on net assets, inclusive of reverse repurchase agreements.
*	Aggregate cost for federal tax purposes is $48,591,754.
(a)	Segregated as collateral for Reverse Repurchase Agreements as of March 31, 2012.
(b)	Floating rate note. The interest rate shown reflects the rate in effect at March 31, 2012.
(c)	Non-income producing security.
(d)	Closed-End Fund
(e)	A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.
ADR	American Depositary Receipt
MTN	Medium Term Note

See accompanying Notes to Schedule of Investments.

The amount of $322,278 in cash was segregated with the broker, Credit Suisse, to cover margin requirements for the following open futures contracts as of March 31, 2012:

Short Futures Outstanding	Number of Contracts	Notional Amount**	Unrealized Appreciation
Canadian Dollar (06/12)	60	$6,032,800	$26,560

**	The notional amount represents the U.S. value of the contract as of the day of the opening of the transaction.

The amount of $4,282,259 in cash was segregated with the custodian to cover the following total return swaps outstanding at March 31, 2012:

Long Total Return Equity Swaps	Pay Rate	Expiration Date	Notional Amount**	Unrealized Appreciation (Depreciation)
Inter Pipeline Fund ***	1 month LIBOR + 40 basis points	9/13/12	$1,337,880	$11,648
Mullen Group, Ltd.***	1 month LIBOR + 40 basis points	9/13/12	241,407	(7,582)
Phoenix Technology Income Fund ***	1 month LIBOR + 116 basis points	9/13/12	137,532	(14,319)
El Paso Pipeline Partners, LP ***	1 month LIBOR + 90 basis points	12/24/13	884,750	(12,668)
Kinder Morgan Management, LLC ***	1 month LIBOR + 50 basis points	12/24/13	1,357,860	(30,090)
Magellan Midstream Partners ***	1 month LIBOR + 50 basis points	12/24/13	2,162,457	(14,299)
Plains All American Pipeline, LP ***	1 month LIBOR + 50 basis points	12/24/13	796,400	(11,970)
Williams Pipeline Partners, LP ***	1 month LIBOR + 100 basis points	12/24/13	403,332	(9,521)
Centerpoint Energy inc. ***	1 month LIBOR + 35 basis points	1/21/14	286,950	8,817
Dominion Resources, Inc. ***	1 month LIBOR + 35 basis points	1/21/14	580,290	8,558
Enbridge, Inc. ***	1 month LIBOR + 38 basis points	1/21/14	1,043,612	36,314
ITC Holdings Corp. ***	1 month LIBOR + 35 basis points	1/21/14	534,800	3,719
National Grid PLC-SP ADR. ***	1 month LIBOR + 35 basis points	1/21/14	151,680	(257)
Nextera Energy, Inc. ***	1 month LIBOR + 35 basis points	1/21/14	687,534	8,699
Nisource Inc. ***	1 month LIBOR + 35 basis points	1/21/14	1,019,530	27,403
Northeast Utilities ***	1 month LIBOR + 35 basis points	1/21/14	509,180	14,554
Sempra Energy ***	1 month LIBOR + 35 basis points	1/21/14	988,680	28,614
Southern Co. ***	1 month LIBOR + 35 basis points	1/21/14	435,204	9,553
Spectra Energy Corp. ***	1 month LIBOR + 35 basis points	1/21/14	615,477	(6,633)
TransCanada Corp. ***	1 month LIBOR + 35 basis points	1/21/14	577,808	4,226
UGI Corp. ***	1 month LIBOR + 35 basis points	1/21/14	513,702	6,178
Williams Companies, Inc. ***	1 month LIBOR + 35 basis points	1/21/14	1,711,752	3,160

			$16,977,817	$64,104

Short Total Return Equity Swaps	Pay Rate	Expiration Date	Notional Amount**	Unrealized Appreciation
Copano Energy, LLC***	1 month Libor -300 basis points	10/16/12	$536,250	$93
Markwest Energy Partners, LP***	1 month Libor -275 basis points	10/16/12	299,000	6,417

			$835,250	$6,510

**	The notional amount represents the U.S. value of the contract as of the day of the opening of the transaction.
***	Credit Suisse is the counterparty to the above total return swaps.

See accompanying Notes to Schedule of Investments.

EIP Growth and Income Fund
Notes to Schedule of Investments (unaudited)	March 31, 2012

(1) Security Valuation: For purposes of valuing investment securities, readily marketable portfolio securities listed on any exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market are valued, except as indicated below, at the last sale price or the NASDAQ official closing price as determined by NASDAQ on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean between the most recent bid and asked price on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day of which such value is being determined at the close of the exchange representing the principal market for such securities. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from independent pricing services. As a result, the net asset value (“NAV”) of the EIP Growth and Income Fund’s (the “Fund”) shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside of the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase or redeem shares.

Equity securities traded in the over-the-counter (“OTC”) market, but excluding securities trading on the NASDAQ Global Market, are valued at the closing bid prices, if held long, or at the closing asked prices, if held short. Debt securities are priced based upon valuations provided by independent, third-party pricing agents. These third-party pricing agents may employ methodologies that utilize actual market transactions, broker-dealer supplied valuation, or other electronic data processing techniques. Such techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. If reliable market quotations are not readily available with respect to a portfolio security held by the Fund, including any illiquid securities, or if a valuation is deemed inappropriate, the fair value of such security will be determined under procedures adopted by the Board of Trustees of the Trust (the “Board”) in a manner that most fairly reflects fair market value of the security on the valuation date as described below.

The use of fair value pricing by the Fund indicates that a readily available market quotation is unavailable (such as when the exchange on which a security trades does not open for the day due to extraordinary circumstances and no other market prices are available or when events occur after the close of a relevant market and prior to the close of the NYSE that materially affect the value of an asset) and in such situations the Board (or Energy Income Partners, LLC (the “Manager”), acting at the Board’s direction) will estimate the value of a security using available information. In such situations, the values assigned to such securities may not necessarily represent the amounts which might be realized upon their sale. The use of fair value pricing by the Fund will be governed by valuation procedures adopted by the Trust’s Board, and in accordance with the provisions of the Investment Company Act of 1940, as amended, (the “1940 Act”). At March 31, 2012, there were no fair valued securities.

Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service.

Fair Value Measurement: The inputs and valuation techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, evaluation pricing, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

EIP Growth and Income Fund
Notes to Schedule of Investments (unaudited) (continued)	March 31, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the values of each investment in each level as of March 31, 2012 is as follows:

	Total Fair Value at 03/31/12	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
ASSETS
Corporate Notes and Bonds	$2,875,296	$—	$2,875,296	$—
U.S. Government and Agency Obligations	25,826,671	—	25,826,671	—
Master Limited Partnerships*	16,272,801	16,272,801	—	—
United States Common Stocks*	6,924,104	6,924,104	—	—
Canadian Common Stocks*	2,548,619	2,548,619	—	—
Derivatives
Equity Contracts	177,953	—	177,953	—
Foreign Exchange Futures Contracts	26,560	26,560	—	—

Total	54,652,004	25,772,084	28,879,920	—

LIABILITIES
Derivatives
Equity Contracts	107,339	—	107,339	—

Total	$107,339	$—	$107,339	$—

*	See Schedule of Investments detail for industry breakout.

The Fund did not have any transfers in and out of Level 1 and Level 2 during the three months ended March 31, 2012.

The Fund held no securities or financial instruments during the three months of 2012 which measured their fair value using Level 3 inputs.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities, if applicable, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The fair value of the Fund’s reverse repurchase agreements, which qualify as financial instruments under FASB Accounting Standards Codification (“ASC”) 820 “Disclosures about Fair Values of Financial Instruments”, approximates the carrying amounts presented in the Schedule of Investments.

(2) MLP Common Units: Master Limited Partnership (“MLP”) common units represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

(3) Reverse Repurchase Agreements: One method by which the Fund currently incurs leverage is through the use of reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase such securities on demand or on a specified future date and at a specified price, including an interest payment. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold and also have the opportunity to earn a return on the securities furnished by the counterparty. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase such securities. If the buyer of the securities under

EIP Growth and Income Fund
Notes to Schedule of Investments (unaudited) (continued)	March 31, 2012

the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. The Fund will segregate on its books assets in an amount at least equal to its obligations, marked to market daily, under any reverse repurchase agreement or take other permissible actions to cover its obligations. The use of leverage involves risks of increased volatility of the Fund’s investment portfolio, among others. In certain cases, the Fund may be required to sell securities with a value significantly in excess of the cash received by the Fund from the buyer. In certain reverse repurchase agreements, the buyer may require excess cover of the Fund’s obligation. If the buyer files for bankruptcy or becomes insolvent, the Fund may lose the value of the securities in excess of the cash received. In addition, many reverse repurchase agreements are short-term in duration (often overnight), and the counterparty may refuse to “roll over” the agreement to the next period, in which case the Fund may temporarily lose the ability to incur leverage through the use of reverse repurchase agreements and may need to dispose of a significant portion of its assets in a short time period.

Maximum amount outstanding during the period	$29,203,652
Average amount outstanding during the period*	$27,477,498
Average shares outstanding during the period	2,849,269
Average debt per share outstanding during the period	$9.64

*	The average amount outstanding during the period was calculated by adding the cash received under reverse repurchase agreements at the end of each day and dividing the sum by the number of days in the three months ended March 31, 2012.

The reverse repurchase agreements are executed daily based on the previous day’s terms. The accrued interest and maturity amounts are payable at the time the reverse repurchase agreement is not renewed or the terms of the agreement are renegotiated. Interest rates ranged from 0.18% to 0.75%, during the three months ended March 31, 2012, on cash received under reverse repurchase agreements.

(4) Disclosures about Derivative Instruments and Hedging Activities: The following is a table summarizing the fair value of derivatives held at March 31, 2012 by primary risk exposure:

	Asset Derivatives	Liability Derivatives
Derivatives not accounted for as hedging instruments	Fair Value	Fair Value
Foreign Exchange Futures Contracts	$26,560	$—
Equity Contracts	177,953	107,339

Total	$204,513	$107,339

Futures Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against foreign currency exchange risk or for any other purpose permitted by applicable law. The purchase of futures contracts may be more efficient or cost effective than actually buying the underlying securities or assets. A futures contract is an agreement between two parties to buy and sell an instrument at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, the Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities or assets. The Fund’s maximum foreign currency exchange rate risk on those futures contracts where the underlying currency is long is an amount equal to the notional amount of the related contracts. During the three months ended March 31, 2012, the Fund held no futures contracts where the underlying currency is long. The Fund’s maximum foreign currency exchange rate risk on those futures contracts where the underlying currency is short is theoretically unlimited. However, if effectively hedged, any loss would be offset in unrealized foreign currency gains of securities denominated in the same currency. For the three months ended March 31, 2012, the Fund’s average volume of

EIP Growth and Income Fund
Notes to Schedule of Investments (unaudited) (concluded)	March 31, 2012

futures activity was $4,960,700 based on the quarterly notional amount. The notional amount represents the U.S. value of the contracts as of the day of the opening of the transaction.

Swap Agreements: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into swap agreements as a substitute for purchasing equity securities of issuers in the Energy Industry, to achieve the same exposure as it would by engaging in short sales transactions of energy securities, to hedge its currency exposure or for any other purpose permitted by applicable law. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates) where the cash flows are based on agreed-upon prices, rates, etc. In a typical equity swap agreement, one party agrees to pay another party the return on a security or basket of securities in return for a specified interest rate. By entering into swaps, the Fund can gain exposure to a security without actually purchasing the underlying asset. Swap agreements involve both the risk associated with the investment in the security as well as the risk that the performance of the security, including any dividends, will not exceed the interest that the Fund will be committed to pay under the swap. Swaps are individually negotiated. Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund will cover its current obligations under swap agreements by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. A swap agreement would expose the Fund to the same equity price risk as it would have if the underlying equity securities were purchased. The Fund’s maximum equity price risk to meet its future payments under long swap agreements outstanding as of March 31, 2012 is equal to the total notional amount as shown on the Schedule of Investments. The Fund’s maximum equity price risk to meet its future payments under short swap agreements outstanding is theoretically unlimited. For the three months ended March 31, 2012, the average volume of long Total Return Equity Swaps was $17,116,776 based on the quarterly notional amount. The average volume of short Total Return Equity Swaps for the three months ended March 31, 2012, was $808,575 based on the quarterly notional amount. The notional amount represents the U.S. value of the contracts as of the day of the opening transaction.

(5) As of March 31, 2012, the aggregate gross unrealized appreciation and depreciation for all securities in which there was an excess of value over tax cost was $6,152,508 and $296,771, respectively.

(6) For more information on significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EIP Investment Trust

By (Signature and Title)*	/s/ James Murchie
James Murchie, President
(principal executive officer)

Date 5/23/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James Murchie
James Murchie, President
(principal executive officer)

Date 5/23/12

By (Signature and Title)*	/s/ Linda Longville
Linda Longville, Treasurer and Principal Financial and Accounting Officer
(principal financial officer)

Date 5/23/12

*	Print the name and title of each signing officer under his or her signature.